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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K
                               -------------------


                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 29, 1999


                        Commission File Number: 001-13807

                                   ElderTrust
       (Exact name of registrant as specified in its declaration of trust)


             Maryland                                  23-2932973
  (State or other jurisdiction)            (I.R.S. Employer Identification No.)
 of incorporation or organization)

      101 East State Street, Suite 100, Kennett Square, Pennsylvania 19348
                    (Address of principal executive offices)
                                   (zip code)

                                 (610) 925-4200
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

         Effective July 29, 1999, the Board of Trustees of ElderTrust has appointed D. Lee McCreary, Jr., Chief Financial Officer, to the additional positions of Acting President and Chief Executive Officer. Mr. McCreary replaces Edward B. Romanov, Jr., who resigned all positions with ElderTrust and its subsidiaries, including as President and Chief Executive Officer and as a trustee of ElderTrust, in order to pursue other business interests.

         A copy of the Separation Agreement and Release dated July 29, 1999 by and among ElderTrust, ElderTrust Operating Limited Partnershhip and Mr. Romanov is included as Exhibit 10.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit No.          Description of Exhibit
                  -----------          ----------------------

                      10.1 Separation Agreement and Release dated July 29, 1999, by and among ElderTrust, ElderTrust Operating Limited Partnership and Edward B. Romanov, Jr.

                                      -2-

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ELDERTRUST
                                        (Registrant)



                                        /s/ D. Lee McCreary, Jr.
                                        ----------------------------------------
                                        D. Lee McCreary, Jr.
                                        Acting President and Chief Executive
                                        Officer and Chief Financial Officer

                                        Date:  July 29, 1999

                                      -3-

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                             INDEX TO EXHIBITS


Exhibit No.                  Description of Exhibit                     Page No.
-----------                  ----------------------                     --------

    10.1              Separation Agreement and Release dated
                      July 29, 1999, by and among ElderTrust,
                      ElderTrust Operating Limited Partnership and Edward B. Romanov, Jr.


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